UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 30, 2015

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

Explanatory Note

On January 30, 2015, IZEA, Inc. (“IZEA”) completed its purchase of all of the outstanding shares of capital stock of Ebyline, Inc. (“Ebyline”), pursuant to the terms of the Stock Purchase Agreement, dated as of January 27, 2015, by and among IZEA, Ebyline and the Stockholders of Ebyline listed on the signature pages thereto, as previously described in the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2015 (the “Initial Form 8-K”). We are filing this Amendment No. 1 to the Initial Form 8-K to include the audited financial statements of Ebyline for the years ended December 31, 2014 and 2013 and the unaudited pro forma financial information as of and for the year ended December 31, 2014 and related notes for such periods, as required by parts (a) and (b) of Item 9.01 of Form 8-K.

CURRENT REPORT ON FORM 8-K/A
IZEA, Inc.
January 30, 2015
Item 2.01.    Completion of Acquisition or Disposition of Assets.

Closing of Ebyline Acquisition
On January 30, 2015, IZEA, Inc. (“IZEA”) purchased all of the outstanding shares of capital stock of Ebyline, Inc. (“Ebyline”), pursuant to the terms of a Stock Purchase Agreement, dated as of January 27, 2015, by and among IZEA, Ebyline and the stockholders of Ebyline. The aggregate consideration payable by us will be an amount in the aggregate of up to $8,850,000, subject to future reduction based on Ebyline not meeting certain revenue targets.
The Stock Purchase Agreement for the acquisition transaction was included as an exhibit to the Current Report on Form 8-K filed with the SEC on January 29, 2015.

Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), Ebyline's audited financial statements for the years ended December 31, 2014 and 2013, are filed in this Current Report on Form 8-K/A as Exhibit 99.1, and incorporated herein by reference.
(b)    Pro Forma Financial Information.  In accordance with Item 9.01(b), the pro forma financial information as of and for the year ended December 31, 2014 are furnished in this Current Report on Form 8-K/A as Exhibit 99.2.
(d)   Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of Ebyline, Inc. as of and for the years ended December 31, 2014 and 2013.
99.2	Unaudited condensed pro forma financial information as of and for the year ended December 31, 2014.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: April 15, 2015	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer